PENN CAPITAL FUNDS
                          A PORTFOLIO OF THE TIP FUNDS

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND

                        SUPPLEMENT DATED JANUARY 18, 2001
                    TO THE PROSPECTUS DATED JANUARY 31, 2000


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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A Special Meeting (the "Meeting") of the shareholders of the Penn Capital Select
Financial Services Fund (the "Fund") was held on January 12, 2001. At the Meeting, shareholders voted on a proposal to approve the selection of Turner Investment Partners, Inc. ("Turner") as the investment adviser for the Fund, and to approve the investment advisory agreement between the TIP Funds, on behalf of the Fund, and Turner (the "Agreement"). The proposal was approved and Turner is currently the Fund's investment adviser pursuant to the Agreement.

Also at the Meeting, shareholders approved the following changes.

Turner Investment Partners' investment advisory fee may be adjusted based on the Fund's total return performance as compared to its benchmark, the S&P Financials Index. The fee will not exceed 1.25% or be lower than 0.75%, depending on whether the Fund outperforms its benchmark by 3% or underperforms its benchmark by 3%, respectively.

The Fund may charge a redemption fee, payable at a rate of 2% as a percentage of amount redeemed on redemptions made within 90 days of purchase.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PEN-A-001-03000